SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):        June 21, 2000
                                                               -------------


                                  eNetpc, Inc.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Minnesota
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                 (State or Other Jurisdiction of Incorporation)


             000-27225                                   41-1427445
       -----------------------                -------------------------------
      (Commission File Number)               (IRS Employer Identification No.)


6825 Shady Oak Road, Eden Prairie, Minnesota                            55344
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's Telephone Number, Including Area Code        952-943-1598
                                                   ---------------------------


                         CyberStar Computer Corporation
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     The purpose of this filing is to amend the  original  Report to delete Item
2. Acquisition or Disposition of Assets. The Registrant has determined that the acquisition of International Trade Center, Inc. ("ITC") need not be reported under Item 2, but may be reported under Item 5. Also, the financial statements and pro forma financial statements to be filed under Item 7(a) and 7(b) are not required.


     This filing supersedes the prior filing.


Item 5.  Other Events

     On April 1, 2000 the Registrant entered into a Stock Exchange Agreement (the "Agreement") with the shareholders of ITC, a global distributor of computer and computer related accessories, to acquire all of the issued and outstanding stock of ITC. All of the conditions required to close the transaction were completed June 21, 2000 and on that date the Registrant acquired all of the issued and outstanding stock of ITC.

     Under the terms of the Agreement, at closing, the Registrant issued shares of its common stock in exchange for the stock of ITC. The shareholders of ITC received an aggregate 9,576 shares of the Registrant's common stock. The four shareholders of ITC were also each granted options to purchase 25,000 shares of Registrant's common stock at $1.75 per share. The options become exercisable five years after their issuance and may become exercisable three years after their issuance, if certain performance criteria are met.

     Effective July 5, 2000, the Registrant announced that Jonathan J. Bumba has been elected President and Chief Executive Officer. Mr. Bumba joined the Registrant January 1, 2000. Prior to joining the Registrant, Mr. Bumba served as President and CEO of ITC since January 1999. Mr. Bumba has also held several management positions in the computer reseller channel, including Director of Sales for Creative Computers/Idea Mall from 1996 to 1998. From 1995 to 1996 Mr. Bumba was an account executive with CDW Computer Centers.



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



Item 7.  Financial Statements and Exhibits

(a)  Financial Information Statements. -- Not applicable.

(b)  Pro Forma Financial Information. -- Not applicable.

(c)  Exhibits

          *2.1 Stock Exchange Agreement among the shareholders of ITC and CyberStar Computer Corporation as of April 1, 2000

          *2.2 Form of Option Agreement for each of the four shareholders of ITC

          *99  Press Release dated June 21, 2000 announcing acquisition of ITC


    *Previously filed



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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                       eNetpc, Inc.


                                       By  /s/ Jonathan Bumba
                                       -----------------------------------------
                                       Jonathan Bumba
                                       Its President and Chief Executive Officer
Date: October 9, 2000




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